EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 23, 2008	/s/ William F. Cutler, Jr.
(signature)

William F. Cutler, Jr.

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 22, 2008	/s/ Paul L. Johnson
(signature)

Paul L. Johnson

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 19, 2008	/s/ Gary Gust
(signature)

Gary Gust

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 23, 2008	/s/ Richard L. Edgar
(signature)

Richard L. Edgar

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 28, 2008	/s/ K. Tim Bull
(signature)

K. Tim Bull

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 31, 2008	/s/ Donald VanSingel
(signature)

Donald VanSingel

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 29, 2008	/s/ Robert C. Humphreys
(signature)

Robert C. Humphreys

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 20, 2008	/s/ Jerry Arends
(signature)

Jerry Arends

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 5, 2008	/s/ Andrew Zamiara
(signature)

Andrew Zamiara

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 24, 2008	/s/ Frank G. Berris
(signature)

Frank G. Berris

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 18, 2008	/s/ Jon E. Pike
(signature)

Jon E. Pike

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 19, 2008	/s/ Stuart Goodfellow
(signature)

Stuart Goodfellow

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2007, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 18, 2008	/s/ Dennis C. Nelson
(signature)

Dennis C. Nelson

(type or print name)